SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 1, 1999

                                ALYN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Delaware                   000-21153                 33-0709359
      (State or Other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)

                  16761 Hale Avenue                              92606
                  Irvine, California
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code (949) 425-1525

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         Alyn Corporation ("ALYN") has entered into two Stock and Warrant Purchase Agreements dated as of September 29, 1999 (the "PURCHASE Agreements"), with Fleming US Discovery Fund III, L.P. ("FLEMING"), and Fleming US Discovery Offshore Fund III, L.P. ("FLEMING OFFSHORE"). Pursuant to the Purchase Agreements, Alyn is selling to Fleming and Fleming Offshore (a) an aggregate of 75,000 shares of Alyn's Series C Convertible Preferred Stock, the terms of which are as set forth in the Certificate of Designations for such stock which is to be filed with the Secretary of State of the State of Delaware in the form attached to each of the Purchase Agreements as Exhibit A thereto, and (b) warrants to purchase, in the aggregate, 1,875,000 shares of Alyn's common stock, the terms of which are set forth in the Warrant Certificate which is anticipated to be executed at the closing of the sale in the form attached to the Purchase Agreement as Exhibit B thereto. A form of each of the Purchase Agreement, the Certificate of Designations, and the Warrant Certificate is filed herewith as an exhibit and is incorporated herein by reference.

         Alyn has issued a press release announcing the Purchase Agreements, which press release is filed herewith as an exhibit and incorporated herein by reference.



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Item 7. Financial Statements and Exhibits.

        (a) The following exhibits are filed with this report:

Exhibit Number                             Description
--------------                             -----------

      4.1        Form of Stock and Warrant Purchase Agreement.

      4.2        Form of Certificate of Designations.

      4.3        Form of Warrant Certificate.

      99.1       Press Release of Alyn issued October 1, 1999.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ALYN CORPORATION


                                         By: /S/ RICHARD L. LITTLE
                                             -----------------------------------
                                             Name:   Richard L. Little
                                             Title:  Chief Financial Officer

Dated:  October 4, 1999

                                  EXHIBIT INDEX


EXHIBIT NUMBER                             DESCRIPTION
--------------                             -----------

      4.1        Form of Stock and Warrant Purchase Agreement.

      4.2        Form of Certificate of Designations.

      4.3        Form of Warrant Certificate.

      99.1       Press Release of Alyn issued October 1, 1999.